Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of September 24, 2012, by and among Aventine Renewable Energy Holdings, Inc., a Delaware corporation (the “Company”), and the Holders (as defined below).

W I T N E S S E T H

WHEREAS, the Company has effectuated a reverse stock split of 1 for 50 with respect to all of the issued and outstanding shares of Common Stock of the Company;

WHEREAS, pursuant to that certain Subscription Agreement (the “Subscription Agreement”), the Subscribers (as defined therein) have agreed to retire, cancel or forgive that portion of the outstanding balance of the Original Term Loan (as defined therein) owed by the Company to each such Subscriber in the amount set forth opposite such Subscriber’s name in column (3) of Schedule 1 thereto and certain Subscribers wish to lend the Company a portion of the outstanding balance of the New Term Loan (as defined in the Subscription Agreement) in the amount set forth opposite such Subscriber’s name in column (4) of Schedule 1 thereto in exchange for the aggregate number of shares of the Company’s Common Stock set forth opposite such Subscriber’s name in column (5) of Schedule 1 thereto (collectively, the “Common Shares”), and the Company has agreed to issue and sell the Common Shares in exchange for such consideration and each such Subscriber has agreed to purchase the Common Shares from the Company;

WHEREAS, the Company is required to issue warrants to purchase up to 787,855 shares of Common Stock (the “Warrants”), in connection with the transactions contemplated by the Subscription Agreement, pursuant to the Warrant Agreement, dated the date hereof, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agreement”);

WHEREAS, in accordance with the terms of the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws to the Holders; and

WHEREAS, in accordance with the terms of the Subscription Agreement, the Company has agreed to terminate the Existing Registration Rights Agreement, and provide certain registration rights under the Securities Act to each of the parties listed on Schedule I attached hereto.

NOW, THEREFORE, in consideration of the mutual premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby subject to the conditions set forth herein, the parties agree as follows:

1.     CERTAIN DEFINITIONS.  As used in this Agreement, the following terms will have the following respective meanings:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  Notwithstanding the foregoing, solely for the purpose of the definition of “Holder”, no Holder shall be deemed to Control the Company solely because such Holder (or an Affiliate of an Approved Fund of such Holder), in its capacity as a Holder:  (a) has the right to, or otherwise participates in, the selection of the initial Board of Directors of the Company on the Closing Date; (b) has the right to, or otherwise participates in, the selection of any observer to the Board of Directors of the Company from time to time; (c) is the owner of Common Stock so long as such Holder, together with its Affiliates and Approved Funds, owns less than 40% of the Common Stock on a Fully-Diluted Basis; or (d) may be deemed to be acting together with other Holders as a group (within the meaning of Section 13(d) of the Exchange Act, or any successor provision thereto).

“Agreement” is defined in the preamble of this Agreement.

“Amended and Restated Senior Term Loan Facility” means that certain Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of the Closing Date, among the Company, as borrower, the lenders from time to time party thereto and Citibank, N.A., as collateral agent and administrative agent, as may be amended, restated, supplemented, or otherwise modified from time to time.

“application” is defined in Section 7.1 of this Agreement.

“Approved Fund” means any Fund that is administered or managed by (a) a Holder, (b) an Affiliate of a Holder or (c) an entity or an Affiliate of an entity that administers or manages a Holder.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required to close.

“Capital Stock” means (a) in the case of a corporation, corporate stock (including all classes of common stock and preferred stock); (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Closing Date” has the meaning set forth in the Subscription Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Common Shares” is defined in the recitals of this Agreement.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” is defined in the preamble of this Agreement.

“Company Registration Notice” is defined in Section 2.3 of this Agreement.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Covered Person” is defined in Section 7.1 of this Agreement.

“Effectiveness Deadline” means the date which is 60 days after the applicable Filing Deadline for the applicable Registration Statement, or if there is a full review of such Registration Statement by the Commission, 90 days after the applicable Filing Deadline for such Registration Statement.

“Eligible Market” means the NYSE MKT LLC, The New York Stock Exchange, Inc., The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market or any other securities market satisfactory to the Required Holders.

“Equity Interests” means, with respect to any Person, all Capital Stock and all Stock Equivalents of such Person.

“Exchange Act” means the Securities Exchange Act of 1934, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

“Excluded Holder” is defined in Section 2.3 of this Agreement.

“Existing Registration Rights Agreement” means that certain Registration Rights Agreement, dated March 15, 2010, by and among the Company, the Backstop Purchasers (as defined therein) listed on Annex I thereto and the other Holders (as defined therein) listed on Annex II thereto.

“Filing Deadline” is defined in Section 4.1 of this Agreement.

“Fully-Diluted Basis” means the number of shares of Common Stock that would be outstanding, as of the date of computation, based on the number of outstanding shares of Common Stock and assuming that all issued and outstanding Stock Equivalents had been converted, exercised or exchanged.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Grace Period” is defined in Section 4.13 of this Agreement.

“Holder” means those parties listed on Schedule I attached hereto or any Permitted Transferee thereof in accordance with Section 8.2 hereof.

“Initial Public Offering” means the first initial underwritten Public Offering of the Common Stock after the date hereof on Form S-1 (or any successor form under the Securities Act) on a firm commitment basis.

“Material Adverse Effect” means a material adverse effect upon (a) the business, assets, operations, property, condition (financial or otherwise) or material agreements of the Company and its Subsidiaries, taken as a whole, (b) the ability of the Company or any of its Subsidiaries to perform their respective obligations under the Loan Documents (as defined in the Amended and Restated Senior Term Loan Facility), or (c) the validity or enforceability of the Amended and Restated Senior Term Loan Facility or any of the other Loan Documents, or, as of the Closing Date and thereafter, so long as Lenders (as defined in the Amended and Restated Senior Term Loan Facility) (or their Affiliates or Approved Funds) having an aggregate Applicable Percentage (as defined in the Amended and Restated Senior Term Loan Facility) of the outstanding principal amount of the Term Loans (as defined in the Amended and Restated Senior Term Loan Facility) in excess of 50.01% continue to beneficially own, directly or indirectly, a majority of the Common Stock of the Company, any of the Equity Documents (as defined in the Amended and Restated Senior Term Loan Facility) to which the Holders are a party; the rights or remedies of the Agents (as defined in the Amended and Restated Senior Term Loan Facility) or the Lenders under the Loan Documents, or, as of the Closing Date and thereafter, so long as Lenders (or their Affiliates or Approved Funds) having an aggregate Applicable Percentage of the outstanding principal amount of the Term Loans in excess of 50.01% continue to beneficially own, directly or indirectly, a majority of the Common Stock of the Company, the rights or remedies of the Holders under the Equity Documents.

“Permitted Transferee” means, with respect to a transfer of all or a portion of a Holder’s Registrable Securities, (a) any Person who is an “accredited investor” (as such term is defined in Rule 501 of Regulation D of the Securities Act), (b) any Person who is a “qualified institutional buyer” (as such term is defined in Rule 144A of the Securities Act), or (c) at any time on and after the performance by the Company of its obligations pursuant to Section 6 hereof, any Person in accordance with Rule 144.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Public Offering” means a public offering and sale of Common Stock for cash pursuant to an effective Registration Statement.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and the automatic effectiveness or the declaration or ordering of effectiveness of such Registration Statement or similar document.

“Registrable Securities” means, at any time, any shares of Common Stock into which the Warrants are exercisable, Common Stock (including Common Stock into which any Stock Equivalents are convertible) currently issued or issued at any future time to a Holder (other than an Excluded Holder), including by way of dividend, split or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or otherwise.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when they have been distributed to the public pursuant to an offering registered under the Securities Act, (b) for so long as such securities may be transferred without restriction pursuant to Rule 144 (without giving effect to any volume limitations), or (c) on the date on which such securities cease to be outstanding.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, listing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance and reasonable legal fees and disbursements of one firm or counsel to act as counsel for the Selling Holders (to be selected by the Selling Holders representing a majority of the Registrable Securities with respect to such registration) in connection therewith up to $200,000, but excluding underwriting discounts, selling commissions, applicable transfer taxes, if any.

“Registration Period” is defined in Section 4.1 of this Agreement.

“Registration Statement” means a registration statement filed by the Company with the Commission under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement.

“Required Holders” means, as of any measurement date, the holders of Registrable Securities representing at least a majority of the aggregate Registrable Securities outstanding on such date.

“Rule 144” means Rule 144 under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

“Securities Act” means the Securities Act of 1933, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

“Selling Holder” means any Holder on whose behalf Registrable Securities are registered pursuant to Section 2 or 3 hereof.  In no event will an Excluded Holder be deemed a Selling Holder.

“Stock Equivalents” means any (a) warrants, options or other right to subscribe for, purchase or otherwise acquire any shares of Common Stock or any other class or series of Capital Stock of the Company or (b) any securities convertible into or exchangeable for shares of Common Stock or any other class or series of Capital Stock of the Company.

“Subscription Agreement” is defined in the recitals of this Agreement.

“Trading Day” means any day on which the Common Stock is traded on an Eligible Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).

“Underwriter” is defined in Section 5.2 of this Agreement.

“Warrants” is defined in the recitals of this Agreement.

“Warrant Agreement” is defined in the recitals of this Agreement.

2.     REQUIRED REGISTRATIONS.

2.1.    Long-Form Registrations.  At any time after the one year anniversary of the Closing Date, one or more Holders (other than an Excluded Holder) may, with the prior written approval of the Required Holders and by written notice to the Company, request that the Company register under the Securities Act all or any portion of the Registrable Securities of such Holders on Form S-1 (or any similar long-form registration) to the extent that registration on Form S-3 or any similar short-form registration is not then available to the Company.

2.2.    Short-Form Registration; Shelf Registration.  At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), one or more Holders (other than an Excluded Holder) may, with the prior written approval of the Required Holders and by written notice to the Company, request that the Company effect the registration on Form S-3 (or any successor form) of Registrable Securities having an anticipated net aggregate offering price of at least $25,000,000.  Any short-form registration pursuant to this Section 2.2 may be, at the request of the Holders requesting such registration, a shelf registration pursuant to Rule 415 under the Securities Act.

2.3.    Notice to Other Holders of Registrable Securities.  Promptly after receipt of notice requesting registration pursuant to Section 2.1 or 2.2, the Company will give written notice of such requested registration to all other Holders of Registrable Securities (a “Company Registration Notice”) other than Excluded Holders.  Subject to the limitations set forth in Sections 2.4, 5.2 and 5.3, as applicable, the Company will use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which (a) the Company has been requested to register by the Holders requesting such registration, (b) the Company has been requested to register by other Holders of Registrable Securities (other than Excluded Holders) by notice delivered to the Company pursuant to this Section 2.3, provided that the request to register the Registrable Securities is delivered to the Company within 20 days after the deemed delivery of the Company Registration Notice, and (c) are issuable upon the exercise of any Warrants held by Persons that are not Majority Stockholders (as defined in the Warrant Agreement) who may only exercise their Warrants upon the later of (i) one year from the original issue date and (ii) at such time as a registration statement covering the underlying shares of Common Stock has been declared effective by the Commission (in the event not previously registered and pursuant to a shelf Registration Statement under Rule 415) (an “Excluded Holder”).  Notwithstanding anything in this Agreement to the contrary, the shares of Common Stock to be registered pursuant to clause (c) of the preceding sentence, which relate to the original issuance of shares of Common Stock by the Company to such Warrant holders, may be registered by the Company notwithstanding that such shares may not be Registrable Securities at the time of registration.

2.4.    Limitations.

(a)         The Company will not be required to effect more than five registrations pursuant to Section 2.1 above or if requested by an Excluded Holder or by any Holder whose Registrable Securities are then included on an effective shelf Registration Statement under Rule 415.  The Company will not be required to effect any registration pursuant to Section 2.1:  (i) within six months after the effective date of any Registration Statement that was requested by any Holder pursuant to Section 2.1; (ii) during the period beginning 60 days before the Company’s good faith estimate of the date of filing of and ending on a date that is 180 days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith reasonable best efforts to cause such Registration Statement to become effective; or (iii) if the Holders requesting such registration propose to dispose of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.2.

(b)         Subject to the limitations set forth in Section 2.2 above, the Holders will have the right to require the Company to effect an unlimited number of registrations on Form S-3 to the extent such Registrable Securities are not then included in an effective shelf Registration Statement under Rule 415; provided, however, (i) that in any one year the Company will not be required to effect more than two such registrations, and (ii) the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.2 during the period that is 30 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 90 days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith reasonable best efforts to cause such Registration Statement to become effective.

(c)         Notwithstanding any other provision of this Agreement to the contrary, a request for registration pursuant to Section 2.1 or Section 2.2 shall not be deemed to have been effected and, therefore, not requested and the rights of Holders shall be deemed not to have been exercised for purposes of Section 2.1 or Section 2.2, (i) if such registration has not become effective under the Securities Act, (ii) if such registration, after it became effective under the Securities Act, was not maintained effective under the Securities Act (other than as a result of any stop order, injunction or other order or requirement of the Commission or other government agency or court solely on the account of a material misrepresentation or omission of the applicable Selling Holders) for at least 30 consecutive days (or such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto), or (iii) if the Selling Holders reimburse, at their election, the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such registration (to the extent actually incurred), and any such registration shall not count as a registration hereunder for purposes of the limitation on registrations in Section 2.4(a) above); provided; however, that if a registration is withdrawn prior to the filing of the Registration Statement or prior to the effectiveness thereof (A) because of a Material Adverse Effect, (B) because the number of Registrable Securities to be sold in such offering is reduced by more than 10% of the Registrable Securities requested to be included in such Registration Statement pursuant to Section 5.2 or otherwise, or (C) because of a postponement of such registration pursuant to Section 4.13, then such withdrawal shall not be treated as a registration effected pursuant to this Section 2 (and shall not be counted toward the number of registrations permissible under Section 2.4(a) above), and the Company shall pay all Registration Expenses in connection therewith. Any Holder requesting inclusion in a registration may, at any time prior to the date such Registration Statement is declared effective by the Commission (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion (provided, the Holders shall be responsible for all Registrable Expenses with respect thereto if the revocation(s) result in such registration not becoming effective or withdrawn).

(d)         Notwithstanding anything in this Agreement to the contrary, the Company may, to the extent permitted by applicable law and the rules and regulations promulgated under the Securities Act, elect to file any Registration Statement as a shelf filing under Rule 415 promulgated under the Securities Act and give notice to the other Holders as provided in Section 2.3, pursuant to which the Registrable Securities included thereon may be disposed of from time to time by the Holders as provided in a plan of distribution approved by the Required Holders (including pursuant to underwritten shelf take-downs from time to time), in which case the Holders would not be entitled to request the filing of additional Registration Statements, so long as dispositions of such Holder’s Registrable Securities would be permitted under such shelf filing pursuant to the methods set forth in such plan of distribution. In accordance with the foregoing, the Company may elect to amend or supplement an existing Registration Statement as provided in the last sentence of Section 4.2, with respect to Holders that did not timely respond with the information necessary to include such Holder on a shelf Registration Statement, rather than file an additional Registration Statement (if so requested).

2.5.    Selection of Underwriter.  If the Holders requesting the registration intend to distribute the Registrable Securities in an underwritten offering, it will so advise the Company in its request.  The requesting Holders representing a majority of the Registrable Securities to be registered will have the right, but not the obligation, subject to any contractual restrictions to which the Company may be subject, to designate the managing Underwriter, subject to the reasonable approval of the Company, which approval may not be unreasonably withheld or delayed.

3.     INCIDENTAL REGISTRATION.

3.1.    Company Registration.  If at any time the Company proposes to register any of its Equity Interests under the Securities Act, for its own account or for the account of any holder of its Equity Interests other than Registrable Securities, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then prior to such filing the Company will give written notice to all Holders (other than Excluded Holders) of its intention to do so, and upon the written request of a Holder or Holders given within 20 days after the Company is deemed to have delivered such notice (which request will state the intended method of disposition of such Registrable Securities), the Company will use its reasonable best efforts to cause all Registrable Securities that the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder(s); provided that, the Company will have the right to postpone or withdraw any registration initiated by the Company pursuant to this Section 3.1 without obligation to any Holder.

3.2.    Excluded Transactions.  The Company will not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its Equity Interests in connection with:  (a) any Public Offering on Form S-8 relating to employee benefit plans or dividend reinvestment plans; or (b) any Public Offering on Form S-4 relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses.

4.     REGISTRATION PROCEDURES.  If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company and the Selling Holders will take the actions described below in this Section 4.

4.1.    Registration Statement.  The Company will prepare and file with the Commission a Registration Statement, in the case of a registration pursuant to Section 2 hereof, promptly and in any event within 30 days (60 days, in the cases of a Form S-1) after its receipt of a request for registration (the “Filing Deadline”) with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter but in no event later than the Effectiveness Deadline.  Such Registration Statement shall be a shelf registration statement if the Company is eligible for the use thereof and the Holders requesting such registration representing a majority of the Registrable Securities to be registered have asked for a shelf registration statement. The Company shall keep each Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act at all times until the earlier of (a) the date as of which the Holders (other than Excluded Holders) may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or (b) the date on which the Holders (other than Excluded Holders) shall have sold all of the Registrable Securities covered by such Registration Statement (or, with respect to securities registered pursuant to clause (iii) of the second sentence of Section 2.3, until expiration of such Warrants) (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  By 9:30 a.m. New York time on the Business Day following the date a Registration Statement has become effective (or such later time as permitted by Rule 424 promulgated under the Securities Act), the Company shall, if required, file with the Commission in accordance with Rule 424 promulgated under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

4.2.    Amendments and Supplements.  The Company will prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other Equity Interests, if any, covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holder(s) thereof set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4.2) by reason of the Company filing a report on Form 10-Q, Form 10-K or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission promptly after the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.  By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective (or such later time as permitted by Rule 424 promulgated under the Securities Act), the Company shall, if required, file with the Commission in accordance with Rule 424 promulgated under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.  If requested by a Selling Holder (but not more often than once every six months per Registration Statement in the case of an effective Registration Statement), the Company shall (a) incorporate pursuant to a prospectus supplement or post-effective amendment, if necessary, such information as a Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (b) supplement or make amendments to any Registration Statement, pursuant to a prospectus supplement or post-effective amendment, if necessary, if reasonably requested by a Selling Holder, and make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

4.3.    Cooperation.  The Company will use its reasonable best efforts to cooperate with the Selling Holders in the disposition of the Registrable Securities covered by such Registration Statement, including without limitation in the case of an underwritten offering pursuant to Section 2 causing key executives of the Company and its subsidiaries, including, without limitation, the Chief Executive Officer, the Chief Financial Officer and any Vice-Presidents, to participate under the direction of the managing Underwriter in a “road show” scheduled by such managing Underwriter in such locations and of such duration as in the judgment of such managing Underwriter are appropriate for such underwritten offering (so long as the anticipated gross proceeds from such offering exceed $25 million).

4.4.    Copies of Prospectus.  The Company will furnish to each Selling Holder such reasonable numbers of copies of the prospectus, any preliminary prospectus or prospectus supplement, and any free writing prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Selling Holder.

4.5.    Blue Sky Qualification.  The Company will use its reasonable best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of all applicable jurisdictions in the United States, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions and (e) cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject.  The Company shall promptly notify the Selling Holders of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

4.6.    Opinion of Counsel; Comfort Letter.  The Company will use its reasonable best efforts to obtain all legal opinions, auditors’ consents and comfort letters and experts’ cooperation as may be required, including furnishing to each Selling Holder of such Registrable Securities a signed counterpart, addressed or confirmed to such Selling Holder, of (a) an opinion of counsel for the Company and (b) a “cold comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of Equity Interests. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each Selling Holder if so requested, at any time that such Selling Holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

4.7.    Records.  The Company shall, pursuant to a confidentiality and non-use agreement, make available for inspection by the Selling Holders, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Selling Holder or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such registration statement, provided that the Selling Holders shall be responsible for ensuring that any such information shall be kept confidential and not used for any purpose other than as contemplated hereby.

4.8.    Listing and Transfer Agent.  The Company will use its reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on an Eligible Market on which similar securities issued by the Company are then listed, if any.  The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement not later than the effective date of such Registration Statement.

4.9.    Customary Agreements.  The Company will enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the majority of the Selling Holders seeking to include Registrable Securities in such registration or the Underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters shall also be made to and for the benefit of the Selling Holders to the extent of their participation in the registration.

4.10.  General Compliance with Federal Securities Laws; Section 11(a) Earning Statement.  The Company will use its reasonable best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months after the effective date of such Registration Statement, which earning statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

4.11.  Notice of Prospectus Defects.  The Company will immediately notify the Selling Holders of the happening of any event, as a result of which the prospectus included or to be included in the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.  The Company will immediately revise such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state such a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.  The Company will promptly deliver copies of such revised prospectus to the Selling Holders.  Following receipt of the revised prospectus, the Selling Holders will be free to resume making offers of the Registrable Securities.  The Company will extend the period during which the Registration Statement must be kept effective pursuant to this Agreement by the number of days during the period from and including the date of giving such notice to and including the date when the Selling Holders shall have received copies of the revised prospectus.

4.12.  Company Lock-Up.  In the case of an underwritten offering requested to be effected by the Selling Holders hereunder and to the extent requested by the Underwriters, the Company shall not, without the prior written consent of the managing Underwriter, for a period from 15 days before the effective date of the registered sale (i.e., the consummation of such transaction) until 90 days after such effective date, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Equity Interests other than pursuant to Company employee equity plans.

4.13.  Delay of Registration and Suspension of Offering.  If at any time (a) after a request to effect a registration pursuant to Section 2 of this Agreement or (b) after a Registration Statement has become effective, the Company is engaged in any plan, proposal or agreement with respect to any financing, acquisition, recapitalization, reorganization or other material transaction or development the public disclosure of which would be materially detrimental to the Company as determined by the Company in its reasonable discretion, then the Company may direct that such request be delayed or that use of the prospectus contained in the Registration Statement be suspended, as applicable, for a period not to exceed 30 consecutive days and, during any 365 day period, such periods shall not exceed an aggregate of 60 days, and the first day of any such period must be at least five Trading Days after the last day of any prior period (each, a “Grace Period”).  The Company will promptly notify all Holders requesting the registration or all Selling Holders, as the case may be, of the delay or suspension.  In the case of notice suspending an effective Registration Statement, each Selling Holder will immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Selling Holder has received copies of a supplemented or amended prospectus or until such Selling Holder is advised in writing by the Company that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.  The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Holders and legal counsel of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

4.14.  Notification.  After the filing of a Registration Statement, the Company shall promptly, and in no event later than two Business Days, notify the Selling Holders included in such Registration Statement in writing (if so requested by such Holder): (a) when such Registration Statement has been filed or amended or supplemented and becomes effective, (b) when any post effective amendment to such Registration Statement becomes effective, (c) of any stop order issued or threatened by the Commission (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered) and (d) of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Equity Interests covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and promptly make available to the Selling Holders included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, excluding documents incorporated by reference, the Company, if so requested, shall furnish to one legal counsel for the Selling Holders selected by Holders holding a majority of such Registrable Securities, copies of all such documents proposed to be filed sufficiently in advance of filing (and in no event less than three Business Days prior to filing, except in the event of exigent circumstances affecting the Company that precludes such delivery) to provide such Holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

5.     CERTAIN OTHER PROVISIONS.

5.1.    Additional Procedures.  Selling Holders will take all such actions and execute all custody agreements, powers of attorney or such other documents and instruments that are reasonably requested by the Company to effect the sale of their shares of Common Stock in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other Selling Holders in connection therewith; provided, however, that the aggregate amount of any liability of any Selling Holder pursuant to such underwriting or other agreement will not exceed such Selling Holder’s net proceeds actually received from such offering.  In addition, each Selling Holder will furnish to the Company such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Company may reasonably request in writing and as will be required in connection with any registration, qualification or compliance referred to in Section 4.  The Company shall not be required to include any Selling Holder’s Registrable Securities in such underwriting unless such Selling Holder accepts the terms of the underwriting as agreed upon between the Company and its Underwriters; provided, that such agreement does not expose the Selling Holder to any additional liability not expressly and explicitly set forth in this Agreement.  Notwithstanding anything to the contrary contained herein, no Selling Holder shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Selling Holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Selling Holder’s material agreements and organizational documents, and with respect to written information relating to such Holder that such Holder has furnished in writing expressly for inclusion in such Registration Statement.  The Holders, on their own behalf and on behalf of their agents and representatives, agree to keep confidential any material non-public information disclosed to them pursuant to the terms of this Agreement.

5.2.    Priority on Required Registrations.  If any registration made pursuant to Section 2 is an underwritten offering or if there is an underwritten shelf take-down under an effective Registration Statement and the managing underwriters (the “Underwriters”) advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and, if applicable, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be offered by the Selling Holders, the Company shall include securities in such registration in the following order of priority:  (a) first, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the proposed price range of such offering, pro rata among the Holders seeking to include Registrable Securities in such registration on the basis of the amount of Registrable Securities requested to be included by each such Holder; and (b) second, the number of securities that the Company proposes to sell for its own account and the number of other securities requested to be included by the Company in such registration for the account of other holders which in the opinion of such underwriters can be sold in an orderly manner within the proposed price range of such offering, pro rata among the Company and the holders of such other securities.

5.3.    Priority on Incidental Registrations.  If any registration made pursuant to Section 3 on behalf of the Company or holders of its Equity Interests other than Registrable Securities is an underwritten offering and the managing Underwriters advise the Company or such holders, as the case may be, in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and other securities, if any, requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or such holders, as the case may be, then the total number of securities that the managing underwriters advise can be included in such registration shall be allocated in the following order of priority:  (a) first, the number of securities that the Company proposes or such holders propose to sell for its or their own account, as the case may be; (b) second, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the proposed price range of such offering, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities requested to be included by each such Holder; and (iii) third, the number of other securities requested to be included by the Company in such registration for the account of other holders which in the opinion of such underwriters can be sold in an orderly manner within the proposed price range of such offering.

5.4.    Non-Registrable Securities.  Notwithstanding the forgoing, the Company will not include in any registration pursuant to Sections 2.1 or 2.2 any Equity Interests which are not Registrable Securities without the prior written consent of a majority of the Holders seeking to include Registrable Securities in such registration, except as provided in Section 2.3.

5.5.    Lock-Up.  Each Holder (other than an Excluded Holder) agrees that unless the consent of the managing Underwriter of the Initial Public Offering is obtained, for a period beginning seven days immediately preceding and ending on the 180th day following the effective date of the Registration Statement used in connection with such Initial Public Offering, it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer, directly or indirectly, any Common Stock or any Stock Equivalents, except for (a) any Registrable Securities sold pursuant to such Registration Statement and (b) transfers to Approved Funds, Affiliates, partners, members, managers or stockholders of such Holder (each of whom shall have furnished to the Company and the managing Underwriters its written consent to be bound by the terms of this Agreement, including this Section 5.5); provided that, all officers and directors of the Company and all holders of more than 1% of the Common Stock enter into such lock-up agreements for the same period and on the same terms.

5.6.    Registration Expenses.  The Company hereby agrees to pay all Registration Expenses in connection with all registrations effected pursuant to this Agreement.

5.7.    Limitations on Subsequent Registration Rights.  The Company will not, without the prior written consent of the Required Holders, enter into any agreement with any holder or prospective holder of Equity Interests that grant such holder or prospective holder rights to include Equity Interests in the Company in any Registration Statement.

6.     PUBLIC INFORMATION DEMAND.

6.1.    At any time after the one year anniversary of the Closing Date, one or more Holders (other than Excluded Holders) may, with the prior written approval of the Required Holders and by written notice to the Company, request that the Company:

(a)   make and keep public information available, as those terms are understood and defined in Rule 144; and

(b)   furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so made available by the Company, and (iii) such other information to permit the Holder to sell its Equity Interests in the Company pursuant to Rule 144 without registration thereof.

7.     INDEMNIFICATION.

7.1.    Company Indemnification.  In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, then to the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder, its respective officers, employees, Affiliates, directors, partners, members, attorneys and agents, and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being a “Covered Person”) against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any application or other document or communication (in this paragraph collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any Equity Interests covered by such registration statement under the “blue sky” or securities law thereof, or (b) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances in which they were made) not misleading; and the Company will promptly reimburse, such Covered Person for any legal or any other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Covered Person in any such case only to the extent (i) that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement or prospectus, any such amendment or supplement or any such issuer free writing prospectus or application, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such

Covered Person specifically for use therein or (ii) of amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

7.2.    Seller Indemnification.  In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each Selling Holder will severally (and neither jointly nor jointly and severally) indemnify the Company, its directors and officers, each underwriter, if any, of the Registrable Securities covered by such Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) are based solely upon (a) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, any amendment or supplement to the Registration Statement or any application or (b) the omission to state a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances in which they were made) not misleading, in each case to the extent, and only to the extent that such untrue statement or omission is made in such Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary or final prospectus contained in the Registration Statement, any amendment or supplement to the Registration Statement or any application, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Holder expressly for use therein; provided, however, that the obligations of such Selling Holder hereunder (i) will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement and (ii) will not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of such Selling Holder, which consent shall not be unreasonably withheld, conditioned or delayed.

7.3.    Notice of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give such notice will not relieve such indemnifying party of its obligations under this Section 7.  In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and (subject to the following sentence) after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.  The indemnified party may participate in such defense at its expense; provided, however, that the indemnifying party will pay such expense if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between the indemnified party and any other party represented by such counsel in such proceeding; provided, further, that in no event will the indemnifying party be required to pay the expenses of more than one law firm as counsel for all indemnified parties and one law firm as local counsel in each applicable jurisdiction pursuant to this sentence.  No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such judgment or settlement includes an unconditional release of such indemnified party from all liability arising out of such claim or proceeding.

7.4.    Contribution.  If the indemnification provided for in Sections 7.1 or 7.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder will, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof).  The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentence.  The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in this Section 7.4 will include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding any other provision of this Section 7.4, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement under which such Registrable Securities were registered.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.     MISCELLANEOUS.

8.1.    Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any Registration Statement pursuant to Section 2  and Section 6 shall automatically terminate and be of no further force and effect on the earlier of (i) the date on which such Holder ceases to own any Registrable Securities and (ii) the fifteenth anniversary of the date hereof.

8.2.    Transfer of Rights; Successors and Assigns.  The rights to cause the Company to register Registrable Securities pursuant to Sections 2 and 3 may be assigned by any Holder to any Permitted Transferee.  Any Permitted Transferee to whom rights under this

Agreement are transferred will (x) as a condition to such transfer, deliver to the Company a written instrument by which such Permitted Transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such Permitted Transferee were a Holder under this Agreement and (y) be deemed to be a Holder hereunder.  In addition, the provisions of this Agreement which are for each Holder’s benefit as a purchaser or holder of shares of Common Stock are also for the benefit of, and enforceable by, any Permitted Transferee of such shares of Common Stock in accordance with the provisions of this Agreement.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  The parties acknowledge and agree that the Holders comprising recipients of Warrants that did not execute and deliver this Agreement are third party beneficiaries to the agreements made hereunder, and each such Holder shall have the right to enforce such agreements directly to the extent that it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that each such Holder fulfills its obligations hereunder; provided, further, that no Excluded Holder shall have any right or remedy against the Company or its agents, employees, representatives or Affiliates, or any other Holder, and no such Person shall be liable, for the Company’s failure to file, have declared effective or maintain for any period of time a registration statement covering the issuance of shares of Common Stock upon the exercise of Warrants.

8.3.    Change in Registrable Securities.  If, and as often as, there are any changes in Registrable Securities by way of a dividend, distribution, split, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed.

8.4.    Governing Law.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN N.Y. GEN. OBLIG. LAW §5-1401).

8.5.          Consent to Jurisdiction and Venue.  THE PARTIES HEREBY CONSENT AND AGREE THAT ALL ADVERSE PROCEEDINGS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT SHALL BE TRIED AND LITIGATED IN ANY FEDERAL COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY AND ALL CLAIMS, CONTROVERSIES AND DISPUTES ARISING OUT OF THIS AGREEMENT OR ANY OTHER MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT.  NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 8.5 SHALL PRECLUDE ANY HOLDER FROM BRINGING ANY ADVERSE PROCEEDING IN

THE COURTS OF ANY OTHER LOCATION WHERE THE COMPANY OR ANY OF ITS ASSETS MAY BE FOUND OR LOCATED OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH HOLDER.

THE PARTIES HEREBY (A) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK, AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ADVERSE PROCEEDING COMMENCED IN ANY SUCH COURT, (B) WAIVE ANY RIGHT THEY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR ANY OBJECTION THAT SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION OR IMPROPER VENUE AND (C) CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  THE PARTIES HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT OR OTHER PROCESS ISSUED IN ANY SUCH ADVERSE PROCEEDING AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN SECTION 8.10 (NOTICES) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON’S ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

TO THE EXTENT PERMITTED UNDER THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE PARTIES HEREBY EXPRESSLY WAIVE, IN RESPECT OF ANY SUCH ADVERSE PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PERSON’S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

8.6.    WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE COMPANY AND THE INVESTORS WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, EACH PARTY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.7.    Remedies.

(a)   The Company and each Holder (except as provided in Section 8.2) shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any Holder.  The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.

(b)   None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

8.8.    Waivers and Amendments.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the Company and the Required Holders, which change, waiver, discharge or termination shall bind all parties hereto.

8.9.    Determination of Number or Percentage of Registrable Securities.  Wherever reference is made in this Agreement to a request or consent of Holders of a certain number or percentage of Registrable Securities, the determination of such number or percentage will include the number of shares of Common Stock issued and outstanding that are, and the maximum number of shares of Common Stock issuable pursuant to then convertible or exercisable Equity Interests that upon issuance would be, Registrable Securities.

8.10.        Notices.  All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged by the recipient, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company, at:

Aventine Renewable Energy Holdings, Inc.
One Lincoln Centre
5400 LBJ Freeway, Suite 450

Dallas, TX 75240
Attention: John Castle

Telephone: (214) 451-6750
Facsimile No.:  (214) 451-6799

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, New York 10036

Attention: Ackneil M. Muldrow, III

Telephone: (212) 872-1064
Facsimile No.:  (212) 872-1002

If to any Holder, to the address set forth on Schedule I hereto.

with a copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10019

Attention:  Michael Littenberg, Esq.

Daniel V. Oshinsky, Esq.

Telephone: (212) 756-2000

Telecopier: (212) 593-5955

Each of the parties to this Agreement may specify a different address or facsimile number by giving notice in accordance with this Section 8.10 to the Company.

8.11.        Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

8.12.        Severability.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future applicable laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.  Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

8.13.        Construction and Interpretation.  The headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement.  All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references contained in this Agreement are to this Agreement unless otherwise stated.  Unless the context of this Agreement clearly requires otherwise, the use of the words “include,” “includes” or “including” is not limiting and shall be deemed to be followed by “without limitation” and the use of the word “or” has the inclusive meaning represented by the phrase “and/or.”  References in this Agreement to any agreement, other document or law “as amended” or “as amended from time to time,” or amendments of any document or law, shall include any amendments, supplements, restatements, replacements, renewals, refinancings or other modifications.  Wherever required by the context of this Agreement, the masculine, feminine and neuter gender shall each include the other.  This Agreement has been negotiated by, and entered into between or among, Persons that are sophisticated and knowledgeable in business matters.  Accordingly, any rule of law or legal decision that would require interpretation of this Agreement against the party that drafted it shall not be applicable and is irrevocably and unconditionally waived.  All provisions of this

Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

8.14.        Counterparts.  This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.  This Agreement, to the extent signed and delivered by means of a facsimile machine or electronic delivery (i.e., by email of a PDF signature page), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by electronic delivery as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

THE COMPANY:

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ John Castle
Name: John Castle
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.

By: Brigade Capital Management, LLC,
its investment manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI GLOBAL MASTER FUND PLC – THE SEI HIGH YIELD FIXED INCOME FUND

By: Brigade Capital Management, LLC,
its portfolio manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI INSTITUTIONAL INVESTMENTS TRUST – HIGH YIELD BOND FUND

By: Brigade Capital Management, LLC,
its sub-adviser

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI INSTITUTIONAL MANAGED TRUST – HIGH YIELD BOND FUND

By: Brigade Capital Management, LLC,
its sub-adviser

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

[Signature Page to Registration Rights Agreement]

DAVID KEMPNER PARTNERS

By: MHD Management Co., its general partner
By: MHD Management Co. GP, L.L.C., its general partner

By:	/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

DAVIDSON KEMPNER INSTITUTIONAL PARTNERS, L.P.

By: Davidson Kempner Advisers, Inc.,
its general partner

By:	/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Principal

M.H. DAVIDSON & CO.

By: M.H. Davidson & Co., L.L.C.,
its general partner

By:	/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

DAVIDSON KEMPNER INTERNATIONAL, LTD.

By: Davidson Kempner International Advisors, L.L.C., its Investment Manager

By:	/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

[Signature Page to Registration Rights Agreement]

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES FUND LP

By: DK Group LLC,
its general partner

By:	/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES INTERNATIONAL LTD.

By: DK Management Partners LP,
its Investment Manager

By:	/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Limited Partner

[Signature Page to Registration Rights Agreement]

DW INVESTMENT MANAGEMENT, LP

By: DW Investment Partners, LLC,
its general partner

By:	/s/ David Warren
Name: David Warren
Title: Manager

[Signature Page to Registration Rights Agreement]

SENATOR GLOBAL OPPORTUNITY MASTER FUND L.P.

By: Senator Master GP LLC,
its general partner

By:	/s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: General Counsel

[Signature Page to Registration Rights Agreement]

LJR CAPITAL L.P.

By:
/s/ Lawrence B. Gill
Name: Lawrence B. Gill Title: Authorized Signatory

ALJ CAPITAL I, L.P.

By:
/s/ Lawrence B. Gill
Name: Lawrence B. Gill Title: Authorized Signatory

ALJ CAPITAL II, L.P.

By:
/s/ Lawrence B. Gill
Name: Lawrence B. Gill Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

ALLIANCEBERNSTEIN STRATEGIC OPPORTUNITIES FUND, L.P.

By:	AllianceBernstein, L.P.,
as Investment Adviser

/s/ Jack Kelley
Name: Jack Kelley
Title: SVP

ALLIANCEBERNSTEIN EVENT DRIVEN OPPORTUNITIES FUND (DELAWARE), L.P.

By:	AllianceBernstein, L.P.,
as Investment Adviser

/s/ Jack Kelley
Name: Jack Kelley
Title: SVP

[Signature Page to Registration Rights Agreement]

ALTAI CAPITAL MASTER FUND, LTD.

By:	Altai Capital Management, L.P.,
as Investment Adviser

/s/ Toby E. Symonds
Name: Toby E. Symonds
Title: Managing Principal of the Investment Adviser to Altai Capital Master Fund, Ltd.

[Signature Page to Registration Rights Agreement]

APOLLO INVESTMENT CORPORATION

By:	Apollo Investment Management, L.P., as Advisor
By:	ACC Management, LLC, as its General Partner

/s/ Ted J. Goldthorpe
Name: Ted J. Goldthorpe
Title: Chief Investment Officer

[Signature Page to Registration Rights Agreement]

CREDIT SUISSE SECURITIES (USA) LLC

By:

/s/ Michael Wotanowski
Name: Michael Wotanowski Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

MIDTOWN ACQUISITIONS L.P.

By: Midtown Acquisitions GP LLC, its general partner

/s/ Avram Z. Friedman
Name:	Avram Z. Friedman
Title:	Manager

[Signature Page to Registration Rights Agreement]

MACQUARIE CAPITAL (USA) INC.,

By:
/s/ Robert M. Perdock
Name: Robert M. Perdock Title: Managing Director

/s/ Vincent Basulto
Name: Vincent Basulto
Title: Managing Director

[Signature Page to Registration Rights Agreement]

REDWOOD MASTER FUND, LTD.

By:	REDWOOD CAPITAL MANAGEMENT, LLC, its Investment Advisor

/s/ Jed Nussbaum
Name: Jed Nussbaum Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

ROCHDALE FIXED INCOME PORTFOLIOS

By:	Seix Investment Advisors LLC, in its capacity as Sub-Adviser

/s/ George Goudelias
Name: George Goudelias Title: Managing Director

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND

By:	Seix Investment Advisors LLC, in its capacity as Sub-Adviser

/s/ George Goudelias
Name: George Goudelias Title: Managing Director

RIDGEWORTH HIGH INCOME FUND

By:	Seix Investment Advisors LLC in its capacity as Sub-Adviser

/s/ Brian Nold
Name: Brian Nold Title: Managing Director

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND LP

By:	Seix Investment Advisors LLC, in its capacity as Investment Manager

/s/ Michael Kirkpatrick
Name: Michael Kirkpatrick Title: Managing Director

[Signature Page to Registration Rights Agreement]

UNIVERSITY OF ROCHESTER

By:	Seix Investment Advisors LLC, in its capacity as Investment Manager

/s/ George Goudelias
Name: George Goudelias Title: Managing Director

[Signature Page to Registration Rights Agreement]

TPG CREDIT OPPORTUNITIES INVESTORS, L.P.

By:	TPG Credit Opportunities Fund GP, L.P. Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun Title: Vice President

TPG CREDIT STRATEGIES FUND, L.P.

By:	TPG Credit Strategies GP, L.P. Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun Title: Vice President

TPG CREDIT STRATEGIES FUND II, L.P.

By:	TPG Credit Strategies II GP., L.P. Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun Title: Vice President

TCS II OPPORTUNITIES, L.P.

By:	TPG Credit Strategies II GP, L.P. Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun Title: Vice President

[Signature Page to Registration Rights Agreement]

TPG CREDIT OPPORTUNITIES FUND L.P.

By:	TPG Credit Opportunities Fund GP, LP Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun Title: Vice President

[Signature Page to Registration Rights Agreement]

SCHEDULE I

NAMES AND ADDRESSES OF HOLDERS

Existing Equity Holders

Name	Address and Facsimile
DK Partners

Davidson Kempner Partners	65 East 55th Street, 19th Floor, New York, New York 10022

Davidson Kempner Institutional Partners, L.P.	65 East 55th Street, 19th Floor, New York, New York 10022

M.H. Davidson & Co.	65 East 55th Street, 19th Floor, New York, New York 10022

Davidson Kempner International, Ltd.	65 East 55th Street, 19th Floor, New York, New York 10022

Davidson Kempner Distressed Opportunities Fund LP	65 East 55th Street, 19th Floor, New York, New York 10022

Davidson Kempner Distressed Opportunities International Ltd.	65 East 55th Street, 19th Floor, New York, New York 10022

Brigade Capital Management

Brigade Leveraged Capital Structures Fund Ltd.	399 Park Avenue, 16th Floor, New York, New York 10022

SEI Global Master Fund PLC - The SEI High Yield Fixed Income Fund	399 Park Avenue, 16th Floor, New York, New York 10022

SEI Institutional Investments Trust - High Yield Bond Fund	399 Park Avenue, 16th Floor, New York, New York 10022

SEI Institutional Managed Trust - High Yield Bond Fund	399 Park Avenue, 16th Floor, New York, New York 10022

DW Investment Partners

Brevan Howard Master Fund Limited	55 Baker Street, London W1U 8EW

Brevan Howard Credit Catalysts Master Fund Limited	55 Baker Street, London W1U 8EW

Senator Investment Group

Senator Global Opportunity Master Fund, L.P.	510 Madison Avenue, 28th Floor, New York, New York 10022

Warrantholders

Each recipient of a Warrant upon original issuance or a Permitted Transferee thereof.

New Equity Holders

Name	Address and Facsimile
ALJ Capital

ALJ Capital I, L.P.	6300 Wilshire Blvd., Suite 700, Los Angeles, CA 90048

ALJ Capital II, L.P.	6300 Wilshire Blvd., Suite 700, Los Angeles, CA 90048

LJR Capital L.P.	6300 Wilshire Blvd., Suite 700, Los Angeles, CA 90048

Alliance Capital

AllianceBernstein Event Driven Opportunities Fund (Delaware), L.P.	1345 Avenue of the Americas, New York, NY 10105

AllianceBernstein Strategic Opportunities Fund, L.P.	1345 Avenue of the Americas, New York, NY 10105

Altai Capital Management

Altai Capital Master Fund, Ltd.	152 West 57th Street, 10th Floor, New York, NY 10019

Apollo / Stone Tower

Apollo Investment Corporation	9 West 57TH Street, 37th Floor, New York, NY 10019

Credit Suisse

Credit Suisse Securities (USA) LLC	11 Madison Ave., New York, NY 10010

DK Partners

Midtown Acquisitions L.P. f/k/a DK Acquisitions Partners, L.P.	65 East 55th Street, 19th Floor, New York, NY 10022

Macquarie Group

Macquarie Capital (USA) Inc.	125 West 55th Street, New York, NY 10019

Redwood Capital Management

Redwood Master Fund, Ltd. (Redwood Capital Mgmt)	910 Sylvan Ave., Englewood Cliffs, NJ 07632

Seix Advisors

Ridgeworth Seix Floating Rate High Income Fund	10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458

Ridgeworth High Income Fund	10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458

Rochdale Fixed Income Portfolios	10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458

Seix Multi-Sector Absolute Return Fund LP	10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458

University of Rochester	10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458

Senator Investment Group

Senator Global Opportunity Master Fund L.P.	510 Madison Avenue, 28th Floor, New York, New York 10022

TPG

TCS II Opportunities, L.P.	4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402

TPG Credit Opportunities Fund L.P.	4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402

TPG Credit Opportunities Investors, L.P.	4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402

TPG Credit Strategies Fund II, L.P.	4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402

TPG Credit Strategies Fund, L.P.	4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402